Filed pursuant to Rule 497(a)

File No. 333-205154

Rule 482ad

On May 6, 2016, Alcentra Capital Corporation (the “Company”) made available, a 30 second video advertisement. A transcript of the video is set forth below. Section I contains the language spoke during the advertisement. Section II contains the language shown as text in front of video images of the entities described in the text, or in the case of the Company, a picture of its logo. Section III contains the language shown as text on the screen following the video advertisement.

Section I:

“Alcentra Capital Corporation invests in the future of USA’s small businesses; investing in our future. We invest to help America recycle. We invest to bring healthy foods to your tables. We invest to keep our infrastructure clean and working, We invest to help you get back on your feet after a disaster strikes. Get life back to normal. We invest to train America for jobs that are in demand. Alcentra Capital Corporation, “ABDC,” investing in USA’s middle market.”

Section II:

•	Alcentra Capital Corporation Traded on NASDAQ: “ABDC”

Investing in America’s Growth Companies
•	Alpine Waste & Recycling, A Portfolio Company
•	Wholesome Sweetners, A Portfolio Company
•	Dbi Services, A Portfolio Company
•	Response Team 1, A Portfolio Company
•	Southern Technical Institute, A Portfolio Company
•	Alcentra Capital Corporation
2015	Dividend Paid $1.36/share
2016YTD	Dividend Paid $0.68/share

Traded on NASDAQ: “ABDC”

Section III:

Investors should carefully consider, among other things, the investment objective, strategies, charges and expenses of Alcentra Capital and the risks related to Alcentra Capital before investing, including that past performance is not necessarily indicative of future results. The prospectus relating to an offering by Alcentra Capital will contain this and other information about Alcentra Capital and should be read carefully before investing.

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